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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): JANUARY 25, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-12733                                         41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices)        (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

         On January 25, 2002, the Registrant issued a press release disclosing its fourth-quarter 2001 and year-end results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         On January 31, 2002, the Registrant issued a press release disclosing its decision to close its Milwaukee, Wisconsin press operations business unit. A copy of this press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                   99.1 Press release dated January 25, 2002 - Tower Automotive Reports Fourth Quarter and Year-End Results; Debt Reduced $320 Million, 30% in 2001
                   99.2 Press release dated January 31, 2002 - Tower Automotive Announces Decision to Close Milwaukee Press Operations and to Focus on High Volume Frame Assemblies



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TOWER AUTOMOTIVE, INC.



Date:  January 31, 2002            By:/s/ Anthony A. Barone
                                      ---------------------------------------
                                   Name: Anthony A. Barone
                                   Title:  Vice President and
                                           Chief Financial Officer
                                   (Principal Accounting and Financial Officer)